Exhibit 99.1

A Specialty Pharmaceutical Company NASDAQ: ANIP GENERIC AND BRANDED PRESCRIPTION DRUG PRODUCTS Corporate Presentation August 2016

Forward - Looking Statements To the extent any statements made in this presentation deal with information that is not historical, these are forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about price increases, the Company’s future operations, products financial position, operating results and prospects , the Company’s pipeline or potential markets therefore, and other statements that are not historical in nature, particularly those that utilize terminology such as “anticipates,” “will,” “expects,” “plans,” “potential,” “future,” “believes,” “intends,” “continue,” other words of similar meaning, derivations of such words and the use of future dates. Uncertainties and risks may cause the Company’s actual results to be materially different than those expressed in or implied by such forward - looking statements. Uncertainties and risks include, but are not limited to, the risk that the Company may face with respect to importing raw materials; increased competition; acquisitions; contract manufacturing arrangements; delays or failure in obtaining product approval from the U.S. Food and Drug Administration; general business and economic conditions; market trends; products development; regulatory and other approvals and marketing. More detailed information on these and additional factors that could affect the Company’s actual results are described in the Company’s filings with the Securities and Exchange Commission, including its most recent annual report on Form 10 - K and quarterly reports on Form 10 - Q, as well as its proxy statement. All forward - looking statements in this presentation speak only as of the date of this presentation and are based on the Company’s current beliefs, assumptions, and expectations. The Company undertakes no obligation to update or revise any forward - looking statement, whether as a result of new information, future events or otherwise. 2

3 Mission and Strategy ANI Pharmaceuticals is an integrated specialty pharmaceutical company focused on delivering value to our customers by developing , manufacturing and marketing high quality branded and generic prescription pharmaceuticals. Our dedicated team of R&D, business development, manufacturing, sales and regulatory compliance personnel focus on niche and high barrier to entry opportunities including controlled substances, anti - cancer (oncolytics), hormones and steroids, and complex formulations. We manufacture diverse product offerings in two facilities with combined manufacturing, packaging, warehouse and laboratory space totaling 116,000 square feet.

Senior Management Team 4 With ANI Yrs Industry Since Experience Arthur Przybyl President and CEO 2009 25+ Steve Carey VP, Finance and CFO 2016 20+ Robert Schrepfer SVP, Business Development and 2013 15 Specialty Sales Jim Marken SVP, Operations and Product 2007 20+ Development David Sullivan VP, Quality Operations 2014 20 Ellen Camos VP, Regulatory Affairs 2012 15 Mark Ginski VP, Corticotropin Product Development 2016 20+

Financial Highlights – 2Q and YTD 2016 Record quarterly results on the strength of seven new product launches: ▪ Net revenues up 61% from prior year and 52% from Q1 2016 ▪ Adjusted non - GAAP EBITDA up 42% from prior year and 36% from Q1 2016 (1) See Appendix A for US GAAP reconciliations 5 ($ in millions, except per share data) 2016 2015 2016 2015 Net Revenues 31.3$ 19.5$ 51.9$ 38.3$ Net Income 1.1$ 3.6$ 2.5$ 7.9$ GAAP earnings per diluted share 0.10$ 0.31$ 0.21$ 0.68$ Adjusted non-GAAP EBITDA (1) 15.4$ 10.9$ 26.8$ 22.3$ Adjusted non-GAAP net income 1.11$ 0.68$ 1.87$ 1.40$ per diluted share (1) June 30, Three Months Ended June 30, Year to Date

Financial Highlights – 2Q Net Revenues Generic sales gains driven by April launches of Propranolol ER and Fenofibrate, as well as Vancomycin Brand sales reflect April launch of Inderal ® LA Contract services previously reflected royalty income on authorized generic of Vancocin ® , which is now sold directly by ANI and reflected in Generic sales 6 Note: Figures may not foot due to rounding. ($ in millions) 2016 2015 $ % Generic pharmaceutical products 22.5$ 13.8$ 8.7$ 63% Brand pharmaceutical products 7.5 2.1 5.4 251% Contract manufacturing 1.2 1.1 0.1 7% Contract services and other income 0.2 2.5 (2.3) -91% Total net revenues 31.3$ 19.5$ 11.8$ 61% Variance to Prior Year Three Months Ended June 30,

Revised 2016 Guidance Second half catalysts include: ▪ Continued execution of 2Q product launches ▪ July launch of Nilutamide ▪ Late - September launch of an anti - infective product (1) See Appendix A for note regarding US GAAP reconciliations 7 ($ in millions except EPS figures) Low High Low High Net Revenues 119.0$ 134.0$ 119.0$ 134.0$ Adjusted non-GAAP EBITDA (1) 55.0$ 63.0$ 58.0$ 66.0$ GAAP Earnings per Diluted Share 0.30$ 0.65$ 0.60$ 0.85$ Adjusted non-GAAP net income 3.54$ 3.91$ 4.00$ 4.25$ per diluted share (1) Guidance Guidance (8/4/2016) Previous Revised

$(10) $- $10 $20 $30 $40 $50 $60 $70 $80 2010 2011 2012 2013 2014 2015 Revenues EBITDA Historical 5 - Year Revenue and Adjusted EBITDA Growth 8 $s in millions

9 Sales and Marketing Overview

Generic Rx Product Portfolio

- EE/MT Tablets
- Etodolac Capsules
- Fenofibrate Capsules (AG)
- Flecainide Tablets
- Fluvoxamine Maleate Tablets (AG)
- HC Cream, for rectal use
- HC Enema (AG)
- Hydroxyprogesterone Caproate Injection USP
- Mesalamine Enema (AG)
- Methazolamide Tablets
- Metoclopramide Solution
- Nilutamide Tablets
- Nimodipine Capsules
- Opium Tincture
- Oxycodone Capsules
- Oxycodone Oral Solution
- Propafenone Tablets
- Propranolol ER Capsules (AG)
- Vancomycin Capsules (AG)


Nilutamide
Tablets
Nilutamide
Tablets
150 mg

- Continued broadening of our product offerings
  - Nineteen generic product families
  - $22.5M of Q2 2016 net sales

ani Pharmaceuticals, Inc.
(AG) = Authorized Generic
10

Brand Rx Product Portfolio Lithobid ® Tablets Bipolar Disorder Vancocin ® Capsules C. difficile - Associated Diarrhea Cortenema ® U lcerative Colitis Reglan ® Tablets Gastroesophageal Reflux Inderal ® LA Capsules Hypertension $7.5 million of Q2 2016 net sales 11

Contract Manufacturing and Other 12 Contract manufacturing ▪ $1.2 million of Q2 2016 net revenues ▪ Four customers – Seven products and seventeen SKUs – Contract manufacturing and contract packaging Contract services and other ▪ $0.2 million of Q2 2016 net revenues ▪ Product development services, laboratory services, and royalties received

13 Business Development / Product Development Overview

Business Development Activity - Generics 14

Business Development Activity - Brands 15

16 Product Development Pipeline 79 p roducts in development, total combined current market: $3.9 billion (1) ▪ 54 products were acquired and of those, ANI believes 47 can be commercialized based on either a CBE - 30 or PAS ▪ New product introductions: (1) Based on Company estimates, and recent IMS and NSP Audit data (2) FDA’s Revised Target Action Date, per FDA communications Product Total Annual Market Size (1) Estimated Launch FDA Status Anti - infective $77M Sept 2016 CBE - 30 IDT product $11M Q1 2017 CBE - 30 Three C - II products (TADs (2) 1/2/2017 & 2/15/17 ) $39M Q1 2017 ANDAs

17 Manufacturing Overview

18 Manufacturing – Main Street Facility Location: Baudette , Minnesota ▪ 52,000 square feet of manufacturing , packaging, and warehouse facilities ▪ Rx solutions , suspensions , topicals , tablets , and capsules ▪ DEA - licensed for Schedule II controlled substances ▪ 17,000 square feet of laboratory space for product development and analytical testing

19 Manufacturing – IDC Road Facility Location: Baudette, Minnesota ▪ Fully - contained h igh potency facility with capabilities to manufacture h ormone , steroid , and oncolytic products ▪ 47,000 square feet of manufacturing, packaging , and warehouse facilities ▪ 100 nano - gram per eight - hour weighted average maximum exposure limit to ensure employee safety ▪ DEA Schedule IIIN capability

Summary ANI is an integrated specialty generic pharmaceutical company with: ▪ Profitable base business generating organic growth – 2016 Annual guidance (1) □ Net revenues of $119 million to $134 million □ Adjusted non - GAAP EBITDA (2) of $58 million to $66 million □ Adjusted non - GAAP Net Income Per Diluted Share (2) of $4.00 to $4.25 ▪ Strong capital position ▪ Experienced management team ANI is focused on delivering value through: ▪ Partnerships / strategic alliances ▪ Accretive acquisitions ▪ Internal product development 20 (1) August 4, 2016 press release (2) See Appendix A for note regarding US GAAP reconciliations

21 Appendix A

U.S. GAAP Reconciliations 22 2016 2015 2016 2015 Net Income 1,125$ 3,571$ 2,471$ 7,940$ Add back Interest expense, net 2,830 2,749 5,612 5,474 Other expense/income, net 12 - 10 (68) Provision for income taxes 1,227 2,094 2,767 4,635 Depreciation and amortization 5,956 1,415 10,565 2,742 Add back Stock-based compensation 2,217 1,029 3,322 1,597 Excess of fair value over cost of acquired inventory 2,078 - 2,078 - Adjusted non-GAAP EBITDA 15,445$ 10,858$ 26,825$ 22,320$ Six Months Ended June 30, ANI Pharmaceuticals, Inc. and Subsidiaries Adjusted non-GAAP EBITDA Calculation and US GAAP to Non-GAAP Reconciliation (unaudited, in thousands) Three Months Ended June 30,

U.S. GAAP Reconciliations 23 Three Months Ended June 30, 2016 2015 2016 2015 Net Income 1,125$ 3,571$ 2,471$ 7,940$ Add back Tax provision 1,227 2,094 2,767 4,635 Depreciation and amortization expense 5,956 1,415 10,565 2,742 Non-cash interest expense 1,757 1,705 3,482 3,388 Stock-based compensation 2,217 1,029 3,322 1,597 Excess of fair value over cost of acquired inventory 2,078 - 2,078 - Less Current portion of tax provision (1,563) (1,937) (3,183) (4,175) Adjusted non-GAAP Net Income 12,797$ 7,877$ 21,502$ 16,127$ Diluted Weighted-Average Shares Outstanding 11,541 11,549 11,514 11,556 Adjusted non-GAAP Net Income Per Diluted Share 1.11$ 0.68$ 1.87$ 1.40$ Six Months Ended June 30, ANI Pharmaceuticals, Inc. and Subsidiaries Adjusted non-GAAP Net Income and Adjusted non-GAAP Net Income per Diluted Share Reconciliation (unaudited, in thousands, except per share amounts)

U.S. GAAP Reconciliations 24 Non - GAAP Financial Measures included in 2016 Guidance The Company's fiscal 2016 guidance for adjusted non - GAAP EBITDA and adjusted non - GAAP net income per diluted share is not reconciled to the most comparable GAAP measure. This is due to the inherent difficulty of forecasting the timing or amount of items that would be included in a reconciliation to the most directly comparable forward - looking GAAP financial measures. Because a reconciliation is not available without unreasonable effort, it is not included in this presentation.